EXHIBIT 10.38
                                                                   -------------




                                  NESTOR, INC.


                        Incentive Stock Option Agreement
                     Granted Under 2004 Stock Incentive Plan

1.   Grant of Option.
     ----------------

     This agreement evidences the grant by Nestor, Inc. a Delaware corporation (the "Company"), on March 29, 2005 (the "Grant Date") to Tadas A. Eikinas, an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 2004 Stock Incentive Plan (the "Plan"), a total of 30,000 shares (the "Shares") of common stock, $.01 par value per share, of the Company ("Common Stock") at $5.95 per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on March 29, 2013 (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code"), to the extent permitted by the Code. Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     -----------------

     This option will become exercisable ("vest") as to 10,000 Shares on the date hereof, as to an additional 10,000 Shares on March 29, 2006 and as to an additional 10,000 Shares on March 29, 2006; provided, however, that following a change in control of the Company (as such term is defined in that certain Employment Agreement between the Participant and the Company of even date herewith (the "Employment Agreement")), this option shall become immediately exercisable with respect to 100% of the original number of Shares upon (a) the termination by the Company of the Participant's employment, unless such termination is for Cause (as defined the Employment Agreement) or (b) the resignation of the Participant for Good Reason (as defined in the Employment Agreement).

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     -------------------

     (a) FORM OF EXERCISE. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full (i) in cash, (ii) by
(A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding, (iii) if the fair market value of a share of Common Stock as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value") is greater than the per share exercise price, by surrender of this Option in which event the Company shall issue to the Participant a number of shares of Common Stock equal to the product of the number of Shares as to which this Option is being exercised multiplied by the quotient of the difference between the Fair Market Value less the per share exercise price divided by the Fair Market Value, or
(iv) by any combination of the above permitted forms of payment. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than one hundred whole shares.

     (b) CONTINUOUS RELATIONSHIP WITH THE COMPANY REQUIRED. Except as otherwise provided in this Section 3 or as provided in the Employment Agreement, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below or as provided in the Employment Agreement, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), PROVIDED THAT this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately such violation.

     (d) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), PROVIDED THAT this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e) DISCHARGE FOR CAUSE. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.   Agreement in Connection with Public Offering.
     ---------------------------------------------

     The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

5.   Withholding.
     ------------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

6.   Nontransferability of Option.
     -----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.   Provisions of the Plan.
     -----------------------

     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                     [Signatures appear on following page.]

                                      NESTOR, INC.


Dated: March 29, 2005                 By:    /s/ William B. Danzell
                                          --------------------------------------
                                                Name:  William B. Danzell
                                                Title: Chief Executive Officer







                            PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2004 Stock Incentive Plan.

                                          PARTICIPANT:


                                           /s/ Tadas A. Eikinas
                                          --------------------------------------
                                               Tadas A. Eikinas